SunTrust Robinson Humphrey 2004 Sunbelt Community Bank Conference September 28, 2004

Certain of the statements in this presentation may constitute forward- looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the "Securities Act"). The words "expect," "anticipate," "intend," "plan," "believe," "seek," "estimate" and similar expressions are intended to identify such forward-looking statements, but other statements not based on historical information may also be considered forward-looking. These statements are provided to assist in the understanding of future financial performance and such performance involves risks and uncertainties that may cause actual results to differ materially from those in such statements. A more detailed description of various risks is contained in the Company's most recent annual report on Form 10-KSB. Many of such factors are beyond the Company's ability to control or predict, and readers are cautioned not to put undue reliance on such forward-looking statements. The Company disclaims any obligation to update or revise any forward- looking statements contained in this presentation, whether as a result of new information, future events or otherwise. Safe Harbor Statement

High growth, one-bank holding company Headquartered in Nashville, Tennessee's state capitol Approximately 4 years old Total assets at June 30, 2004 - $586 million NASDAQ National Market - PNFP Market cap at September 22, 2004 - $189 million Insider / employee ownership - 15% Institutional ownership - 22% Source: SNL, MSN, Nasdaq Company Profile

Source: MSN Company Profile

Tangible stockholders' equity as of June 30, 2004 $ 35,125,000 Net proceeds from 3Q04 offering $ 18,200,000 Proforma stockholders' equity $ 53,325,000 Shares outstanding, post offering 8,389,000 Tangible book value / share $ 6.36 Closing price at September 22, 2004 $22.50 Price to tangible BV / share 353% Price to 2004 average estimated EPS 37 Valuation Summary

* Wellington Management Babson Capital & Co. * Sunova Capital, LP Tontine Management, LLC * Emerald Advisors Banc Funds Company T. Rowe Price Associates * Acquired significant volume in recent follow-on offering Source: SNL, MSN, Nasdaq Valuation Summary Key Value Oriented Institutional Holders

Valuation Summary High Growth Peer Group Comparisons Excellent value - if dramatic growth is sustainable

Excellent value if the dramatic growth is sustainable Growth strategy: Urban community bank with room to grow market share in Nashville Valuation Summary Capacity already exists to double the size of the firm ? 3. Knoxville Double the number of offices in deposit rich trade areas Urban community bank with significant potential for market extension

The Nashville Market Large, fast growing, metropolitan market Vulnerable Competition Extremely attractive competitive landscape Continued Rapid Growth Existing capacity would double the size of our firm Continued focus on new markets, people and profits Background and Growth Opportunity

SIZE 38th Largest MSA 1.3 million population $21.3 billion deposits GROWTH 18th fastest growing population 4th fastest growing per capita income Source: U.S. Census, FDIC Large, Fast Growing, Metropolitan Market

Nashville is home to: Tennessee State Government HCA, Lifepoint, Louisiana Pacific, CareMark, Dollar General, CBRL, Tractor Supply Nissan and Saturn Vanderbilt University Grand Ole Opry and the Country Music Hall of Fame The Tennessee Titans and the Nashville Predators Source: U.S. Census, Nashville Chamber of Commerce Large, Fast Growing, Metropolitan Market Nashville has a dynamic economic development profile 2nd hottest relocation market - Expansion Mgmt Magazine 3rd best business climate - Site Selection Magazine

Total Deposits Total Deposits Total Share Total Share Rank Institution ($000) ($000) (%) (%) Predecessor Bank Predecessor Bank 1 AmSouth Bancorp (AL) $ 2,995,887 $ 2,995,887 25.3% 25.3% First American Corp. First American Corp. 2 SunTrust Banks (GA) 2,407,068 2,407,068 20.3% 20.3% Third National Bank Third National Bank 3 Bank of America (NC) 2,351,719 2,351,719 19.9% 19.9% Commerce Union Bank Commerce Union Bank 4 SouthTrust Corp (AL) 775,191 775,191 6.5% 6.5% 5 Union Planters Corp (TN) 762,175 762,175 6.4% 6.4% Fidelity Federal Fidelity Federal 6 U.S. Bank (MN) 489,664 489,664 4.1% 4.1% First Union (N'ville City) First Union (N'ville City) 7 National Commerce Corp (TN) 370,318 370,318 3.1% 3.1% 8 Pinnacle Financial Partners (TN) 285,663 285,663 2.4% 2.4% 9 Synovus Financial Corp (GA) 282,044 282,044 2.4% 2.4% Bank of Nashville Bank of Nashville 10 Regions Financial Corp (AL) 242,133 242,133 2.0% 2.0% Security Federal Security Federal 11 First Tennessee National Corp (TN) 228,843 228,843 1.9% 1.9% 12 Capital Bancorp, Inc (TN) 190,240 190,240 1.6% 1.6% Source: FDIC Extremely Attractive Competitive Landscape Market Share - Davidson County - June 2003

6/30/1995 6/3/1996 6/30/1997 6/30/1998 6/30/1999 6/30/2000 6/30/2001 6/30/2002 6/1/2003 AmSouth 24.09 23.96 24.52 26.23 27.63 23.3 19.8 18.6 18.9 SunTrust 18.25 19.51 19.66 18.01 16.9 17 17.1 18.2 16.4 B of A 20.02 18.63 17.08 16.67 16.36 15.3 16.6 16.1 16.7 Community Banks 9.49 10.57 12.06 13.24 14.45 16.6 20.7 22.7 23.12 Source: FDIC Extremely Attractive Competitive Landscape Market Share of Deposits in the Nashville MSA

Existing Capacity to Double the Asset Size

Seasoned Management and Team of Professionals

Prev Org	Previous Role	Pinnacle Role
FAM	Vice Chairman	Chairman
FAM	President General Bank	President
ASO	Sr. Credit Officer, Tennessee	Senior Credit Officer
FAM	City President, Nashville	Senior Banking Officer
FAM	EVP Consumer Bank	CAO
ASO	EVP Comm Banking Nashville	Financial Advisor
ASO	EVP Private Banking Nashville	Financial Advisor
ASO	City President, Cookeville	Office Manager
STI	Dir. Medical, Private Banking Nashville	Financial Advisor
STI	Group VP, Comm Banking Nashville	Financial Advisor
STI	SVP Cash Mgmt, Nashville	Cash Mgmt Consultant
STI	Group VP Reg. Branch Admin, Nashville	Office Manager
NCF	EVP Comm/Private Banking, Nashville	Financial Advisor
USB	SVP Dir. Private Bank	Financial Advisor
KPMG	Partner, Dir of Tax, Nashville	Financial Planner

14

Pinnacle

10 years experience in Nashville market No resumes or applications Capacity (117) to grow company to $1.2 billion Existing Capacity to Double the Asset Size PNFP Headcount 44 51 56 90 129 147 2000 2001 2002 2003 2004 Proj 2005 Proj FAM/ASO STI FU/USB SNV NCF Others 53 17 5 4 4 17

Focus on small businesses and affluent consumers. Develop and retain a team of experienced bankers with backgrounds in Nashville business and affluent markets. Offer a full line of financial services including traditional depository and credit products as well as investment and insurance products. Provide products and advice typically provided by larger institutions with the hands-on approach typically provided by community banks. Business Strategy

"I've been with three banks in the last five years. I've never left a bank for a better interest rate, but always because of a service issue. Pinnacle's different. It seems as if they've asked people exactly what they look for in a bank, and they've not only offered it, but they've perfected it! From a friendly staff and great customer service to free ATM usage and the best online banking experience I've ever had, these people do it all, and they do it with a level of professionalism that is unmatched in middle Tennessee." Chris Thomas Director of National Advertising for The Dave Ramsey Show What Clients Are Saying

Total Deposits (EOP) Total Loans (EOP) Total Assets (EOP) Net Income Before Tax Quarterly Financial Trends (in millions)

Return on Assets Return on Average Equity Net Interest Margin Efficiency Ratio Quarterly Performance Trends

Deposit Mix Loan Mix Loan and Deposit Mix Contractual Loan Repricing

Net Charge Offs Allowance to Total Loans (EOP) 10 point scale; 1 through 6 = "pass" credits 7 through 10 = criticized / classified Non Accrual Loans to Total Loans Weighted Average Commercial Loan Risk Rating Quarterly Asset Quality Ratios

2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 Plan 100 200 300 400 500 600 700 800 900 1000 Actual 175 305 498 Guidance Actual Qtr Low High Results 4Q02 $0.04 $0.05 $0.04 1Q03 $0.04 $0.05 $0.05 2Q03 $0.06 $0.07 $0.07 3Q03 $0.08 $0.10 $0.10 4Q03 $0.10 $0.11 $0.11 1Q04 $0.11 $0.12 $0.13 2Q04 $0.13 $0.15 $0.14 3Q04 $0.15 $0.17 -- Performance Against Commitments Earnings Guidance - Began in October 2002

Largest, locally-owned financial institution in Nashville. Opened 6 branch offices in less than four years. Hired 117 associates and received recognition as the Best Place to Work in Nashville for mid-sized companies by the Nashville Business Journal. Completed an IPO, a private placement and two follow-on stock offerings with net proceeds of approximately $50 million and issued $10 million in Trust Preferred Securities in four years. Achievements

Maintain soundness Keep distinctive service and expert advice as top priorities Continue to capitalize on consolidation related turmoil Continue to invest for future growth People (37 in 2004, 23 in 2005) Markets / Offices (2 in 2004; 2 in 2005) Infrastructure Our plan for the future

Large, rapidly-growing, metropolitan market Extremely attractive competitive landscape Seasoned management and team of professionals with existing capacity to double the asset size of the firm Continued focus on additional markets, people and profits Strong asset quality Why Pinnacle?